EXHIBIT 24

                                POWER OF ATTORNEY

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bruce Caldwell as his attorney-in-fact, each with full power of substitution and re-substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Form 10SB Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title                              Date


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/s/ Dato' `Sri Ram Sarma        Chairman of the Board              June 15, 2001


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/s/ Bruce Caldwell              President, Chief Executive
                                Officer, and Director              June 15, 2001


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/s/ Wayne Farrar                Chief Financial Officer, and
                                Director                           June 15, 2001


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/s/ Earl Bell                   Director                           June 15, 2001


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/s/ Bonnie Caldwell             Director                           June 15, 2001


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/s/ A. Chandrakumanan           Director                           June 15, 2001


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/s/ Urich Gag                   Director                           June 15, 2001


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/s/ Alberto Caberlotto          Director                           June 15, 2001